1 March 4, 2015 Investor Presentation Andrew Lane Chairman, President & CEO Jim Braun Executive Vice President & CFO Exhibit 99.1 TM

2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at
www.sec.gov and on the company’s website, Our filings and other important information are also available on the Investor Relations page of our website at
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
www.mrcglobal.com.
Forward Looking Statements and Non-GAAP Disclaimer
www.mrcglobal.com.

By the Numbers

Industry Sectors Product Categories
2014 Sales
Adjusted EBITDA
$5.933B
$424M
Upstream Line Pipe & OCTG
Employees ~4,900

Locations 400+
Midstream Valves
Countries
• Operations
• Direct Sales
(>$100,000)
• All countries
20
45+
90+
Customers 21,000+
Downstream/
Industrial
Fittings & Flanges
Suppliers 21,000+
SKU’s 230,000+
Company Snapshot
MRC Global is the largest global distributor of pipe, valves and fittings (PVF)
to the energy industry, by sales
1. As of December 31, 2014.
2. With cost savings actions taken in the first quarter, this figure is expected to be about 4,700.

MRC Global

Gas Utility
10%
Other/
Industrial
12%
Chemicals &
Refining
13%

Revenue by Industry Sector
Note: Percentage of sales for the year ended December 31, 2014.
Upstream
47%
Downstream  25% 28%  Midstream
Diversified Across All Three Major Energy Sectors
Transmission
18%
Drilling & Completion
Tubulars
(OCTG)
10%
Production
Infrastructure,
Materials &
Supplies
37%

MRC Global

Eastern 22%
Gulf Coast 19%
Southwest 18%
Western 15%
Asia / Europe 15%
Canada 11%

Valves 32%
Fittings & Flanges 21%
Line Pipe 19%
General Oilfield Products 18%
OCTG 10%

MRC

By Product Line
Revenue by Geography and Product Line
Note: Percentage of sales for the year ended December 31, 2014.
By Geography
Houston, TX Edmonton, AB Bradford, UK
Singapore Perth, AU Stavanger, NO
Diversified Across Multiple Geographies -
Domestically (all shale plays) and Internationally
32%
18%
21%
19%
10%

Downstream
Midstream
Upstream
MRC Global plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS SUPPLIERS IOCs
Phillips 66 Valero
DOW DuPont
Marathon
Petroleum
Access
Midstream
AGL
Resources
Atmos
NiSource PG&E Williams
DCP
Midstream
Chesapeake
Energy
ConocoPhillips Devon
Apache Anadarko CNRL
Hess
Husky
Energy
Marathon
Oil
Statoil
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon Cameron Flowserve
Kitz Neway Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics
Emerson

Benefits of MRC Global
Generating savings and efficiencies for our customers
enabling them to focus on their core competencies
MRC Global is #7 on Industrial
Distribution magazine’s annual list of
the 50 largest industrial distributors
1
,
“The Big 50”
1. September/October 2014 edition, based on 2013 revenue.
1. Wolseley
2. Wurth Group
3. W.W. Grainger
4. HD Supply
5. Wesco
6. Anixter
7. MRC Global
• Supplier Registration / Preferred Supplier List
• Global delivery footprint with 1.5 million + sq. ft. of
regional distribution centers
• Approximately $1.2B in global inventory, net
• Global sourcing from 45+ countries
Why Customers Choose MRC Global – Well Positioned

Integrated Supply Statistics
•
Supplying Integrated Supply services since 1988
• Accounts for sales in excess of $825 million and growing
rapidly
•
Employ over 190 personnel at customer sites
•
Providing Integration Services on over 100 customer sites
• Managing over 1.4 million customer part numbers
•
Consignment inventories in excess of $35 million at 700
locations
• Manage customer-owned point of use materials at over
800 locations
MRC Global is a leading provider of Integrated Supply
Services to the Energy Industry

Strategic Objectives
Rebalance Product Mix to
Higher Margin Items
• Focus on valve and valve automation
• Strengthen offerings in stainless & alloy PFF
Growth from Mergers & Acquisitions
1. Percentage of sales for the year ended December 30, 2014.
All Other -
21,000+ customers
Targeted Growth Accounts
Top 1 - 25
Customer Mix - Sales
1
Execute Global Preferred Supplier Contracts
• Targeted Growth Accounts:
Organic Growth
develop the “next 75” customers
• Marathon Oil – US MRO, 5 years
• Statoil – Johan Sverdrup project, instrumentation
• Mark West – midstream MRO, 5 years
• Recently added or renewed:
• Focus on multi-year “Top 25” MRO agreements and
adding scope to current agreements
• Current expectation is to use free cash flow to
repay debt $200-$300 million in 2015
• Continue to identify geographic and product line
opportunities, no acquisitions expected in 2015

Strategic Shift in Product Mix to Higher Margin Products
($ millions)
Total Revenue less Carbon Energy Tubulars (OCTG & Line Pipe)
15% CAGR for Higher Margin Products 2010 - 2014
$2,384
$2,989
$3,697
$3,705
$4,238
2010 2011 2012 2013 2014

MRC Global

General Oilfield Products 22%
OCTG 24%
Fittings & Flanges 18%
Line Pipe 21%
Valves 15%

OCTG 10%
General Oilfield Products 18%
Line Pipe 19%
Fittings & Flanges 21%
Valves 32%

Product Mix Shift from 2008 to 2014
• Stable, higher margin valves are a larger percentage of revenue
• More volatile carbon pipe is a smaller percentage of revenue
• The prices of higher margin products are more stable
55%
Higher
Margin
Products
45%
Carbon
Pipe
2008
71%
Higher
Margin
Products
29%
Carbon
Pipe
2014
Note: Percentage of sales for the year ended December 31, 2008 and December 31, 2014.

MRC Global

$3,242
$1,675
$1,786
$1,631
Peak 2008
Trough 2009
Peak 2014
Feb-15

$3,036
$1,614
$1,643
$1,593
Peak 2008
Trough 2009
Peak 2014
Jan-15

• Inflation impacted both OCTG and LP in 2008…resulting in a significant reduction in prices in 2009
• Today, prices are lower and have less to fall in a downturn
Line Pipe Prices
OCTG Prices
48%
47%
Carbon Steel Prices in 2008/2009 as Compared to Today
Note: Prices are per ton as reported in published market data. Amounts reflect peak prices in September 2008, trough prices in November 2009. 2014 peak prices for OCTG are from November and Line
Pipe from August. 2015 prices are the most recently available.
9%
1%

MRC Global
13

Top 10 Global Offshore E&P Markets (2013)[1]

Norway
United Kingdom
USA
Brazil
Australia
Angola
Nigeria
Kingdom of Saudi Arabia
Malaysia
Mexico
$38
$36
$35
$32
$24
$20
$17
$16
$16
$15

Stream 2014 Sales by Division

Pipe, Fittings & Flanges
25%
Valve Management
37%
Instrumentation
38%

Strategic Expansion into Offshore Production Platform MRO
1. Source: Rystad Energy, September 2014
($ billions)
• MRC Global revenue mix
• Top 4 largest offshore markets ~$140 billion E&P spend
• Norway is the largest – we are now positioned in 4 of the 5 largest offshore markets
• Pro-forma post Stream acquisition – approx. 92% onshore, 8% offshore
• Pre Stream acquisition – approx. 98% onshore, 2% offshore

MRC Global
14

2014 International Acquisitions

Date	Acquisition	Rationale	Region
Jan-14	Stream	International Offshore PVF	Norway
May-14	MSD Engineering	Valve Automation	Singapore & SE Asia
Jun-14	HypTeck	International Offshore	Norway

14 Building an International Platform $0 $52 $256 $330 $567 $554 $873 2008 2009 2010 2011 2012 2013 2014 International Segment Revenue ($ millions)

15 Financial Overview

MRC Global

[redacted]

$3,846
$4,832
$5,571
$5,231
$5,933
2010
2011
2012
2013
2014

[redacted]

$663
$850
$1,058
$1,009
$1,120
2010
2011
2012
2013
2014

[redacted]

$224
$360
$463
$386
$424
2010
2011
2012
2013
2014

[redacted]

$(0.61)
$0.34
$1.22
$1.48
$1.40
2011
2012
2013
2014

Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
8.5%
($ millions, except per share data)
Y-o-Y Growth 28% 24% (5%) 11%
Y-o-Y Growth 61% 29% (17%) 10%
5.8% 7.5% 8.3% 7.4% 7.1%
Y-o-Y Growth 26% 15% (6%) 13%
Diluted EPS
Y-o-Y Growth 156% 259% 21% (5%)
17.2% 17.6% 19.0% 19.3% 18.9%
2010

MRC Global 17

[redacted]

$1,360
$1,527
$1,257
$987
$1,454

[redacted]

[redacted]

$113
$(103)
$240
$ 324
$(106)
2010
2011
2012
2013
2014

[redacted]

5.8x
4.1x
2.6x
2.5x
3.4x
2010
2011
2012
2013
2014

Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ millions)
2014
Cash and Cash Equivalents $ 25
Total Debt
(including current portion):
Term Loan B due 2019, net of discount 780
Global ABL Facility due 2019 674
Total Debt $ 1,454
Total Equity $ 1,397
Total Capitalization $ 2,851
Liquidity $ 302
2010 2011 2012 2013 2014

Summary of Certain Debt Terms
•
Repayment
• No near-term maturities - Global ABL and Term Loan B mature in 2019
• Term Loan B has 1% per year amortization, paid quarterly
• Term Loan B requires repayment in form of annual excess cash flow sweep
• maximum of 50% of annual “Excess Cash Flow”
•
Financial Maintenance Covenants
• No financial maintenance covenants currently in effect
• Under the Global ABL, if “Excess Availability” is less than the greater of :
• 10% of the “ABL Commitment” - The threshold is approximately $105 million
(10% of the $1.050 billion commitment) or $79.8 million,
• then a “Fixed Charge Coverage Ratio” of 1.0 : 1.0 is required
• As of December 30, 2014:
• “Excess Availability” is approximately $302 million
• “Fixed Charge Coverage Ratio” is 2.29

2015 Outlook
•
Market indicators
–
North American E&P capital expenditure budgets down 35% or more
–
US rig count down 800-900 from peak in 2014
•
Commodities
–
WTI Oil price $45-$55/bbl (Brent $50-$60)
–
US Natural Gas prices $2.50-$3.50/mcf
• Expect to generate $200-$300 million of free cash flow
• Cash flow to be used to reduce debt
• Cost savings measure undertaken
–
Headcount reduction
–
Lower incentive compensation
–
Salary and hiring freezes
• Revenue headwinds $100 million or more related to currency
• Potential deflation in tubular products 5%-15%

Macro drivers
• Growth in global energy consumption
driving investment
• Increased global production
• Need for additional energy infrastructure
• Expansion of downstream energy
conversion businesses
Investment Thesis Highlights
Leading global PVF distributor to the energy sector
MRC Global attributes
• Market leader
• Exposed to all sectors of global energy
• Long term global customer & supplier
relationships
• Generates strong cash flow from operations
over the cycle

21 Appendix

Global Footprint to Serve Customers - North America
Munster, IN
Nitro, WV
Tulsa, OK
Houston, TX
Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
San Antonio, TX
By the Numbers
As of 12/31/2014
Branches
RDCs
VACs
Employees
170+
10
14
~3,400
Regional Distribution Centers
Corporate Headquarters
Valve Automation Centers
Branch Locations

Global Footprint to Serve Customers - Europe
Regional Distribution Centers
Valve Automation Centers
Branch Locations
Stavanger, NO
By the Numbers As of 12/31/2014
Branches 37
RDCs 3
VACs 14
Countries 8
Employees ~900
Rotterdam, NL
Bradford, UK

Global Footprint to Serve Customers - Asia Pacific & Middle East
Regional Distribution Centers
Valve Automation Centers
Branch Locations
Singapore
Perth, WA
Brisbane, QLD
Dubai, UAE
By the Numbers As of 12/31/2014
Branches 24
RDCs 4
VACs 6
Countries 10
Employees ~400

1. Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.
M&A - Track Record of Strategic Acquisitions
Acquisition Priorities
• International branch platform for “super majors” E&P spend
• Branch platforms/infrastructure for North American shale plays
• Global valve and valve automation
• Global stainless/alloys
$ 1.46 Billion +
Date Acquisition Rationale Region
Revenue
1
($ millions)
Oct-08 LaBarge Midstream U.S. $ 233
Oct-09 Transmark International valve platform Europe and Asia 346
May-10 South Texas Supply Domestic shale Eagle Ford Shale - South Texas 9
Aug-10 Dresser Oil Tools Supply Domestic shale Bakken Shale - North Dakota 13
Jun-11 Stainless Pipe and Fittings Projects Australia / SE Asia 91
Jul-11 Valve Systems and Controls Valve automation U.S. Gulf of Mexico 13
Mar-12 OneSteel Piping Systems International PVF expansion Australia 174
Jun-12 Chaparral Supply Domestic shale Mississippian Lime - Oklahoma / Kansas 71
Dec-12 Production Specialty Services
Domestic shale
Permian Basin / Eagle Ford shale 127
Jul-13 Flow Control Products Valve automation Permian Basin / Eagle Ford shale 28
Dec-13 Flangefitt Stainless Stainless/Alloys United Kingdom 24
Jan-14 Stream International Offshore PVF Norway
271
May-14 MSD Engineering Valve automation Singapore & SE Asia
26
Jun-14 HypTeck International Offshore Norway
38

Year Ended December 31
($ millions) 2014 2013 2012 2011 2010
Net income $ 144.1 $ 152.1 $ 118.0 $ 29.0 $ (51.8)
Income tax expense 81.8 84.8 63.7 26.8 (23.4)
Interest expense 61.8 60.7 112.5 136.8 139.6
Depreciation and amortization 22.5 22.3 18.6 17.0 16.6
Amortization of intangibles 67.8 52.1 49.5 50.7 53.9
Increase (decrease) in LIFO reserve 11.9 (20.2) (24.1) 73.7 74.6
Expenses associated with refinancing - 5.1 1.7 9.5 -
Loss on early extinguishment of debt - - 114.0 - -
Change in fair value of derivative instruments 1.1 (4.7) (2.2) (7.0) 4.9
Equity-based compensation expense 8.9 15.5 8.5 8.4 3.7
Inventory write-down - - - - 0.4
M&A transaction & integration expenses - - - 0.5 1.4
Severance & related costs 7.5 0.8 - 1.1 3.2
Loss on sale of Canadian progressive cavity pump business 6.2 - - - -
Loss on disposition of rolled and welded business 4.1 - - - -
Cancellation of executive employment agreement (cash portion) 3.2 - - - -
Insurance charge - 2.0 - - -
Foreign currency losses (gains) 2.5 12.9 (0.8) (0.6) 0.3
Pension settlement - - 4.4 - -
Legal and consulting expenses - - - 9.9 4.2
Provision for uncollectible accounts - - - 0.4 (2.0)
Joint venture termination - - - 1.7 -
Other expense (income) 0.6 3.0 (0.6) 2.6 (1.4)
Adjusted EBITDA $ 424.0 $ 386.4 $ 463.2 $ 360.5 $ 224.2
Adjusted EBITDA Reconciliation

Year Ended December 31
($ millions) 2014 2013 2012 2011 2010
Gross profit $ 1,018.1 $ 954.8 $ 1,013.7 $ 708.2 $ 518.1
Depreciation and amortization 22.5 22.3 18.6 17.0 16.6
Amortization of intangibles 67.8 52.1 49.5 50.7 53.9
Increase (decrease) in LIFO reserve 11.9 (20.2) (24.1) 73.7 74.6
Adjusted Gross Profit $ 1,120.3 $ 1,009.0 $ 1,057.7 $ 849.6 $ 663.2
Adjusted Gross Profit Reconciliation